UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 16, 2017

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31775 (Commission File Number)	86-1062192 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.                Regulation FD Disclosure.

On August 16, 2017, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, regarding the redemptions of the Company’s 8.55% Series A Cumulative Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) and 8.45% Series D Cumulative Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”) described below in Item 8.01.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.                Other Events.

On August 16, 2017, the Company announced that on September 18, 2017 (the “Redemption Date”) the Company intends to redeem (i) all of its issued and outstanding shares of Series A Preferred Stock at a redemption price of $25.00 per share, plus accrued and unpaid dividends through the redemption date, in an amount equal to $0.463125 per share, for a total redemption price of $25.463125 and (ii) 1,564,353 shares of its Series D Preferred Stock (the “Redeemed Series D Preferred Stock” and, together with the Series A Preferred Stock, the “Redeemed Stock”) at a redemption price of $25.00 per share, plus accrued and unpaid dividends to, but not including, the redemption date, in an amount equal to $0.457709 per share, for a total redemption price of $25.457709.  The redemption of the Redeemed Stock is conditioned upon the closing by the Company of its previously announced offering of Series H Cumulative Preferred Stock.

Upon redemption, the shares of Redeemed Stock will no longer be outstanding, and all rights of the holders with respect to such shares of Redeemed Stock will terminate, except the right of the holders to receive the cash payable upon such redemption, without interest. All shares of Redeemed Stock are held in book-entry form through the Depository Trust Company (“DTC”) and will be redeemed in accordance with the procedures of DTC. The shares of Series D Preferred Stock will be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders.  Upon redemption, the Series A Preferred Stock will be delisted from trading on the New York Stock Exchange.

Item 9.01.                Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 16, 2017 issued by Ashford Hospitality Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2017

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 16, 2017 issued by Ashford Hospitality Trust, Inc.